©2025 Concentra Inc. All rights reserved. 3rd Quarter 2025 Results November 6, 2025

©2025 Concentra Inc. All rights reserved. Forward-Looking Statements This presentation contains forward-looking statements that express Concentra Group Holdings Parent, Inc.'s ("Concentra," the "Company," "we" or "our") current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results that include, but are not limited to, financial guidance and other projections and forecasts. Forward looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward- looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those under “Risk Factors” therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Actual results may differ materially from these expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the Company’s control. Any forward looking statements made by the Company in this presentation speak only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward looking statements and you should not place undue reliance on its forward looking statements. The Company’s forward looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions it may make. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Use of Non-GAAP Financial Information In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including reconciliations of these non-GAAP measures to their most directly comparable available GAAP measures, which are included in this presentation, as well as in the Company’s quarterly financial press releases and related Form 8-K filings with the SEC. This information can be accessed for free by visiting www.concentra.com or www.sec.gov. We believe that the presentation of Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company and Free Cash Flow, as defined herein, are important to investors because Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company and Free Cash Flow are commonly used as an analytical indicator of performance by investors within the healthcare industry. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company and Free Cash Flow are used by management to evaluate financial performance of, and determine resource allocation for, each of our operating segments. However, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company and Free Cash Flow are not measures of financial performance under U.S. GAAP. Items excluded from Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company and Free Cash Flow are significant components in understanding and assessing financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company and Free Cash Flow should not be considered in isolation, or as an alternative to, or substitute for, net income, net income margin, income from operations, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company and Free Cash Flow are not measurements determined in accordance with U.S. GAAP and are thus susceptible to varying definitions, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company and Free Cash Flow as presented may not be comparable to other similarly titled measures of other companies. We define Adjusted EBITDA as earnings excluding interest, income taxes, depreciation and amortization, gain (loss) on early retirement of debt, stock compensation expense, separation transaction costs, Nova Medical Centers ("Nova") and Onsite Innovations, LLC ("Pivot Onsite Innovations") acquisition costs, gain (loss) on sale of businesses, and equity in earnings (losses) of unconsolidated subsidiaries. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. We define Adjusted Net Income Attributable to the Company as Net Income Attributable to the Company plus tax-affected adjustments for Loss on Early Retirement of Debt, Separation Transaction Costs, and Nova and Pivot Onsite Innovations Acquisition Costs. We define Free Cash Flow as cash flow from operations less cash flow from investing activity (excluding business combinations, net of cash acquired). We will refer to Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company and Free Cash Flow throughout these materials. Disclaimer 2

Concentra At-a-Glance

Concentra is the largest provider of occupational health services in the United States by number of locations[1], with a mission of improving the **health of America's workforce, one patient at a time**

KEY STATISTICS

628
Occupational health centers[1]

413
Onsite health clinics[1]

>52,000
Avg. # of patients cared for each business day[2]

47
States with service offerings[1]

~200k
Employer customers[2]

~13k
Total colleagues & affiliated clinicians[1,3]

ROBUST FINANCIALS*

$2.1bn
TTM Revenue[2]

$414mm
TTM Adj. EBITDA[2,4]

19.8%
TTM Adj. EBITDA margin[2,4]

$176mm
TTM free cash flow[2,5]

<1%
Revenue from government payor reimbursement[2]

<3%
Revenue from largest employer customer[2]

*Does not include annualized impact of recent acquisitions (Nova, Pivot Onsite Innovations, PHC) or de novos



Concentra

(1) As of September 30, 2025; (2) As of TTM September 30, 2025; (3) The term "colleagues and affiliated clinicians" includes both our directly employed colleagues who provide administrative and management support to the affiliated professional medical group entities and the physicians and clinicians that are employed by the affiliated professional medical groups; (4) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (5) Free cash flow is a non-GAAP measure, see appendix for a reconciliation

©2025 Concentra Inc.
All rights reserved.

3

We Continue to Deliver on Goals & Key Initiatives

Operational & Financial

- ✓ Strong Q3 performance with +17.0% Revenue growth (+10.6% excluding Nova) and +17.1% Adjusted EBITDA[1] growth YoY (slight uptick in Adjusted EBITDA margin[1])
- ✓ Continued robust volume growth excluding Nova, with Workers' Compensation up +4.4% YoY and Employer Services growth remaining steady at +1.9% YoY
- ✓ Strong growth in Revenue per Visit, up +4.2% in Q3 YoY

Development

- ✓ Nova and Pivot Onsite integrations progressing smoothly and largely complete
- ✓ Opened 1 de novo in Q3, and on target for 2 more by end of year (7 total in 2025). In late stages of finalizing de novo pipeline for 2026 and beyond
- ✓ Growing pipeline of bolt-on M&A opportunities of small occupational health center practices (1-5 locations)

Capital Allocation

- ✓ Continued focus on de-levering for remainder of 2025, with net leverage lowered to 3.6x in Q3. On pace for ≤3.5x guidance by year-end (Q4 is typically our strongest cash flow quarter) and <3.0x by end of 2026
- ✓ Revolving credit facility completely paid down, with $50mm repaid in Q3 and $35mm repaid in October
- ✓ $0.0625 quarterly dividend maintained, continuing to return value to shareholders
- ✓ $100mm share repurchase program authorized by Board of Directors. Does not impact focus on de-levering and commitment to future leverage targets

Guidance

- ✓ Raising FY 2025 guidance for Revenue ($2.145bn-$2.160bn) and Adjusted EBITDA[1] ($425mm-$430mm). Trending towards lower end of range for Capital Expenditures ($80mm-$90mm), and on target for ≤3.5x Net Leverage

Concentra®

(1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income

©2025 Concentra Inc.
All rights reserved.

4

©2025 Concentra Inc. All rights reserved. 5 Q3 2025 Performance (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (2) Excluding acquisitions Q3 2025 Q3 2024 YoY (∆) Commentary Facility Count (end of period) Occupational Health Centers 628 549 +79 Due to Nova acquisition (67) and other M&A and de novos Onsite Health Clinics 413 156 +257 Due to Pivot Onsite acquisition (240+) KPIs Visits per Day (“VPD”) 55.6k 50.9k 9.2% +3.0% Workers’ Compensation VPD 25.3k 23.1k 9.8% +4.4% VPD growth excluding impact of Nova acquisition Employer Services VPD 29.4k 27.0k 8.9% +1.9% Revenue per Visit (“RPV”) $147 $141 4.2% Workers’ Compensation RPV $212 $202 4.7% Employer Services RPV $92 $90 2.7% Financials ($ in millions) +10.6% Revenue growth excluding impact of NovaTotal Revenue $572.8 $489.6 17.0% Adjusted EBITDA1 $118.9 $101.6 17.1% Adjusted EBITDA margin1 20.8% 20.7% 2bps Net Income $49.8 $45.8 8.9% Net Income margin 8.7% 9.3% (65)bps Capital Expenditures2 $21.2 $15.1 40.0% Slight margin expansion, even with one-time Nova transition costs not adjusted out + incremental costs from separation Includes ~$3M of one-time transition capex for Nova in Q3 2025

YTD 2025 Performance

	YTD 2025	YTD 2024	YoY (Δ)	Commentary
Facility Count (end of period)				
Occupational Health Centers	628	549	+79	Due to Nova acquisition (67) and other M&A and de novos
Onsite Health Clinics	413	156	+257	Due to Pivot Onsite acquisition (240+)
KPIs				
Visits per Day ("VPD")	53.8k	50.1k	7.3%	+2.0%
Workers' Compensation VPD	24.4k	22.7k	7.2%	+2.6%
Employer Services VPD	28.6k	26.5k	7.8%	+1.7%
Revenue per Visit ("RPV")	$147	$140	4.7%	
Workers' Compensation RPV	$210	$199	5.7%	
Employer Services RPV	$93	$90	3.2%	
Financials ($ in millions)				
Total Revenue	$1,624.3	$1,435.2	13.2%	+13.8% Revenue growth on a per-day basis +8.6% Revenue growth on a per-day basis excluding Nova (Note: One less revenue day in YTD 2025 vs. YTD 2024)
Adjusted EBITDA[1]	$336.6	$299.3	12.5%	
Adjusted EBITDA margin[1]	20.7%	20.9%	(13)bps	Largely driven by (1) one-time Nova/Pivot transition costs not adjusted out, (2) reversal of accruals in PY, (3) incremental costs from separation
Net Income	$136.7	$149.1	(8.3)%	
Net Income margin	8.4%	10.4%	(198)bps	Net Income is lower primarily due to IPO recapitalization
Capital Expenditures[2]	$62.2	$47.6	30.5%	Includes ~$11M of one-time transition capex for Nova in YTD 2025

VPD growth excluding impact of Nova acquisition: +2.0% (VPD), +2.6% (Workers' Compensation VPD), +1.7% (Employer Services VPD)

Concentra

(1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (2) Excluding acquisitions

©2025 Concentra Inc.
All rights reserved.

6

Balance Sheet & Capital Allocation Strategy

Heightened focus on acquisition integration and de-levering for remainder of 2025

Capital Allocation Strategy

Leverage

Prudent management of leverage levels, targeting <3.0x net leverage by end of 2026

M&A and De Novos

Strong pipeline of bolt-on acquisitions and de novos + disciplined approach to enhancing footprint for short- and long-term value creation

Capital Expenditures

Continued strategic investment in technology, facilities, and infrastructure

Dividend

Concentra Board of Directors approved a quarterly cash dividend of $0.0625 per share

Share Repurchase Program

Concentra Board of Directors authorized a $100mm share repurchase program

Net Leverage

(Net leverage as multiple of Adj. EBITDA[1], calculation per credit agreement)


Nova acquisition
~3.9x
3.5x
3.9x
3.6x
≤3.5x
<3.0x
At IPO (July '24)
FY '24A
3/31/25
9/30/25
FY '25E Guidance
FY '26E Target

Liquidity

($ in millions)


$443
$393
$50
Revolver Capacity[2]
Additional $35M of capacity is currently available after completely paying down revolver in October
Cash
9/30/2025

Concentra

(1) Net Leverage = Net Debt / Adjusted EBITDA (non-GAAP measure, see appendix for a reconciliation of Adjusted EBITDA to net income); (2) Concentra has $35 million of outstanding borrowings under its $450 million revolving facility as of 9/30/25; however, Concentra has $393 million of availability under its revolving credit facility after giving effect to $22 million of outstanding letters of credit

©2025 Concentra Inc. All rights reserved.

7

©2025 Concentra Inc. All rights reserved. Raising 2025 Full-Year Guidance 8(1) Adjusted EBITDA is a non-GAAP measure, see appendix for a reconciliation to net income; (2) Net Leverage = Net Debt / Adjusted EBITDA (non-GAAP measure, see appendix for a reconciliation of Adjusted EBITDA to net income) FY 2024 Actual FY 2025 Guidance YoY Growth (%) Commentary Total Revenue $1,900.2mm $2.145bn – $2.160bn 13% – 14% Raising previous FY 2025 guidance ($2.13bn – $2.16bn) Adjusted EBITDA1 $376.9mm $425mm – $430mm 13% – 14% Raising previous FY 2025 guidance ($420mm – $430mm) Capital Expenditures $64.3mm $80mm – $90mm Trending towards lower end of range; 2025 includes ~$10-15M of one-time spend for Nova integration Net Leverage2 3.5x ≤3.5x

©2025 Concentra Inc. All rights reserved. Appendix

We Deliver High Quality Service to Employers and Patients Through Multiple Access Points

	Occupational Health Centers	Onsite Health Clinics	Telemed
# of Facilities[1]	**628**	**413**	**Virtual 24/7**
Customer Base and Types	Each center serves hundreds of employers ~200,000 employers, ranging from Fortune 100 to small businesses	Each clinic dedicated to a single employer's worksite Medium to large-sized companies	All types of employers
% of Revenue[2]	**~94%**	**~4%**	**~1%**
Key Services			
Workers' Compensation	✓	✓	✓
Employer Services	✓	✓	✓
Consumer Health	✓	✓	
Advanced Primary Care (employer-sponsored)		✓	

Concentra

(1) As of September 30, 2025; (2) TTM as of September 30, 2025, figures are rounded, remaining comprised of other businesses (pharmacy repackaging operations and third-party employer services administration)

©2025 Concentra Inc.
All rights reserved.

10

©2025 Concentra Inc. All rights reserved. 11 We Have a Highly Diverse Business with Strong Underlying Fundamentals and Minimal Stroke-of-the-Pen Risk (1) Occupational Health Center revenue, TTM as of September 30, 2025; (2) Based on occupational health centers operated by Concentra as of September 30, 2025. Percentages represent rounded approximations and may not total 100%. Broad geographic mix2 Remaining States 53% Texas 16% California 16% Florida 6% Pennsylvania 5%Colorado 4% Attractive payor mix1 Employer Services Employers and TPAs 33% Medicare & Other <1% Workers’ Compensation Employers, insurance carriers and TPAs 65% Urgent & Commercial 2% Diverse industry mix1 Retail, 10% Manufacturing, 9% Healthcare, 8% Construction, 8% Business Services & Staffing Agencies, 8% Logistics & Motor Freight, 7%Wholesale, 7% Government, 7% Food Stores, Products & Restaurants, 7% Transportation, 6% Schools, 5% Other, 18% Low employer customer concentration1 ~37% Top 1,000 Employers Remaining Employers 63% #2 - #1,000 Employers ~34% #1 Employer <3% *Largely comprised of local/state government entities ~99% non-government payor = minimal stroke-of-the-pen risk

©2025 Concentra Inc. All rights reserved. 12 We Deliver Consistent Revenue and Adjusted EBITDA Growth $1.72 $1.76 $1.78 $1.81 $1.84 $1.85 $1.86 $1.88 $1.90 $1.93 $2.01 $2.09 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $334 $339 $346 $355 $361 $364 $365 $368 $377 $383 $397 $414 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 TTM Revenue and Adjusted EBITDA have both grown every single quarter from 2023-2025 TTM Total Revenue ($bn) TTM Adjusted EBITDA1 ($mm) (1) Adjusted EBITDA is a non-GAAP measure, see appendix for a reconciliation to the most directly comparable available GAAP measure +7.2% CAGR +8.1% CAGR

©2025 Concentra Inc. All rights reserved. 13 Our Long-Term Financial Targets Consistent Profitability with Continued Improvement 20%+ Adjusted EBITDA margin1 Robust Free Cash Flow2 Generation >80% Annual FCF conversion2 Prudent Deleveraging Strategy <3.0x Targeted net leverage3 by end of 2026 Stable Revenue Growth Mid-to-High Single-digit growth Dividend $0.0625 Quarterly cash dividend per share Note: These are not projections; they are goals/targets and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these goals/targets will be achieved and the Company undertakes no duty to update its goals/targets; (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures; (2) Calculated as free cash flow (“FCF”) divided by Adjusted EBITDA, FCF is calculated as Adjusted EBITDA minus purchases of property and equipment, and is a non-GAAP measure; (3) Net Leverage = Net Debt / Adjusted EBITDA

©2025 Concentra Inc. All rights reserved. Reconciliation of Net Income to Adjusted EBITDA 14 Three Months Ended Sep. 30, Nine Months Ended Sep. 30, TTM Sep. 30, ($ in thousands) 2025 2024 2025 2024 2025 Revenue $572,800 $489,638 $1,624,337 $1,435,151 $2,089,378 Net Income $49,822 $45,759 $136,658 $149,097 $159,458 Income Tax Expense 15,967 16,415 44,376 49,648 54,224 Interest Expense (Income) 28,683 21,369 82,424 21,275 108,863 Interest Expense on Related Party Debt − 2,691 − 21,980 − Equity in Losses of Unconsolidated Subsidiaries − − − 3,676 − Loss on Early Retirement of Debt − − 875 − 875 Stock Compensation Expense 2,330 168 6,884 500 8,711 Depreciation and Amortization 19,909 15,213 55,526 51,568 71,136 Separation Transaction Costs 1,025 (44) 2,700 1,569 2,824 Nova and Pivot Onsite Innovations Acquisition Costs 1,181 − 7,151 − 8,046 Adjusted EBITDA $118,917 $101,571 $336,594 $299,313 $414,137 Net Income Margin 8.7% 9.3% 8.4% 10.4% 7.6% Adjusted EBITDA Margin 20.8% 20.7% 20.7% 20.9% 19.8% Note: May not foot due to rounding

©2025 Concentra Inc. All rights reserved. Reconciliation of 2025 Full-Year Adjusted EBITDA Guidance 15 Range ($ in millions) Low High Net Income Attributable to the Company $156 $161 Net Income Attributable to Non-Controlling Interests 7 7 Net Income $163 $168 Loss on Early Retirement of Debt 1 1 Income Tax Expense 53 55 Interest Expense 110 109 Income from Operations $327 $333 Stock Compensation Expense 10 10 Depreciation and Amortization 76 75 Separation Transaction Costs 5 5 Nova and Pivot Onsite Innovations Acquisition Costs 7 7 Adjusted EBITDA $425 $430 Adjusted Net Income Attributable to the Company1 $166 $171 (1) Calculated as Net Income Attributable to the Company plus tax-affected adjustments for Loss on Early Retirement of Debt, Separation Transaction Costs, and Nova and Pivot Onsite Innovations Acquisition Costs

Reconciliation to TTM Adjusted EBITDA since Q4 2022

	TTM				
($ in thousands)	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Income from Operations	$258,529	$263,667	$272,434	$281,673	$287,632
Depreciation and Amortization	73,667	73,165	72,718	72,896	73,051
Stock Compensation Expense	2,141	1,784	1,248	713	651
Separation Transaction Costs	-	-	-	-	-
Nova and Pivot Onsite Innovations Acquisition Costs	-	-	-	-	-
Adjusted EBITDA	$334,337	$338,616	$346,400	$355,282	$361,334

	TTM						
($ in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Net Income	$187,591	$186,618	$177,953	$171,897	$162,260	$155,395	$159,458
Income Tax Expense	56,858	58,361	59,571	59,496	57,613	54,672	54,224
Interest Expense (Income)	271	83	21,388	47,714	73,151	101,549	108,863
Interest Expense on Related Party Debt	43,148	40,966	32,402	21,980	12,009	2,691	-
Loss on Early Retirement of Debt	-	-	-	-	875	875	875
Equity in Losses of Unconsolidated Subsidiaries	-	3,676	3,676	3,676	3,676	-	-
Other Expense	2	2	2	-	-	-	-
Stock Compensation Expense	639	805	973	2,327	4,430	6,549	8,711
Depreciation and Amortization	73,226	72,813	70,067	67,178	65,312	66,440	71,136
Separation Transaction Costs	1,993	1,613	1,569	1,693	15	1,755	2,824
Nova and Pivot Onsite Innovations Acquisition Costs	-	-	-	895	4,032	6,865	8,046
Adjusted EBITDA	$363,728	$364,937	$367,601	$376,856	$383,373	$396,791	$414,137

Concentra

Note: May not foot due to rounding. For TTM as of Q4 2022-Q4 2023 (when Concentra was under Select Medical ownership), standalone net income is not available because separate allocations of interest expense and income taxes were not maintained and cannot be reasonably determined on a standalone basis. Accordingly, for those periods we reconcile to the most directly comparable GAAP measure that is available—income from operations. For Q1 2024 onward, TTM Adjusted EBITDA is reconciled to net income.

©2025 Concentra Inc.
All rights reserved.

16

©2025 Concentra Inc. All rights reserved. Reconciliation to Free Cash Flow 17Note: May not foot due to rounding ($ in millions) TTM Sep. 30, 2025 Net Cash Provided by Operating Activities $254 Net Cash Used in Investing Activities $(411) Business Combinations, Net of Cash Acquired $333 Free Cash Flow $176

Improving the health of America’s workforce, one patient at a time.